                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

         In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at (888) 799-5353.

FIFTH THIRD FUNDS
(FORMERLY FOUNTAIN SQUARE FUNDS)

INSTITUTIONAL SHARES
(FORMERLY KNOWN AS TRUST SHARES)

PROSPECTUS

         Fifth Third Funds (the "Trust") is an open-end management investment company (a mutual fund). This Prospectus offers investors interests in Institutional Shares of Fifth Third U.S. Treasury Obligations Fund, a separate investment portfolio of the Trust (the "Fund").

         This Prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this Prospectus for future reference.

         Additional information about Institutional Shares of the Fund is contained in the Combined Statement of Additional Information, dated November 2, 1998, which has also been filed with the Securities and Exchange Commission. The information contained in the Combined Statement of Additional Information is incorporated by reference into this Prospectus. You may request a copy of the Combined Statement of Additional Information free of charge, obtain other information, or make inquiries about any of these Funds by writing to or calling the Trust toll-free at (888) 799-5353. The Securities and Exchange Commission maintains an Internet Website (http://www.sec.gov) that contains the Combined Statement of Additional Information, materials incorporated by reference into this Prospectus and into the Combined Statement of Additional Information, and other information regarding companies that file electronically with the Securities and Exchange Commission.

         The shares offered by this Prospectus are not deposits or obligations of Fifth Third Bank, are not endorsed or guaranteed by Fifth Third Bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in these shares involves investment risks, including the possible loss of principal. The Fund offered by this Prospectus attempts to maintain a stable net asset value of $1.00 per share; there can be no assurance that the Fund will be able to do so.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         Prospectus dated November 2, 1998

                                TABLE OF CONTENTS

                                                                          PAGE

SUMMARY OF FUND EXPENSES.....................................................1

FINANCIAL HIGHLIGHTS.........................................................2



                                       (i)

                            SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a percentage of
offering price)...........................................................None
Maximum Sales Load Imposed on Reinvested Dividends (as a
percentage of offering price).............................................None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable).....................None
Redemption Fees (as a percentage of amount redeemed, if
applicable)...............................................................None
Exchange Fee..............................................................None

                         Annual Fund Operating Expenses
                     (As a percentage of average net assets)

                                                   Management            Other          Total Operating
                                                     Fees(1)          Expenses(2)          Expenses(3)
                                                     -------          -----------          -----------

U.S. Treasury Obligations Fund ......................0.26%                 0.12%             0.38%

(1) The management fees of the Fund have been reduced to reflect the voluntary waiver of a portion of the investment advisory fee by the investment advisor. The investment advisor can terminate these voluntary waivers at any time in its sole discretion. The maximum management fee for the Fund is 0.40%.

(2) Other expenses have been reduced to reflect the voluntary waiver of fees by the administrator. In the absence of such waivers, other expenses for the Fund would be 0.22%.

(3) Absent the voluntary waivers by the investment advisor and the administrator, Total Institutional Shares Operating Expenses for the Fund, would be 0.62%.

         The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder in Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fifth Third Funds Information" and "Investing in the Funds." Wire-transferred redemptions of less than $10,000 may be subject to additional fees.

EXPENSE EXAMPLES:

You would pay the following expenses on a $1,000 investment in Institutional Shares assuming (1) 5% annual return; and (2) redemption at the end of each time period. Institutional Shares have no sales load (charge) or redemption fees.

                                                 1 Year           3 Years           5 Years         10 Years
                                                 ------           -------           -------         --------

U.S. Treasury Obligations Fund ...................$ 4              $ 12             $ 21              $ 48

         The above example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

FIFTH THIRD U.S. TREASURY OBLIGATIONS FUND - INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

         The following table has been audited by Ernst & Young LLP, the Trust's independent auditors. Their report dated September 24, 1998 on the Trust's financial statements is included in the Fountain Square Funds Annual Report, which is incorporated by reference. This table should be read in conjunction with the Trust's financial statements and the notes thereto, which may be obtained from the Trust.

                                                             Year Ended July 31,
                                              1998        1997       1996       1995        1994
                                            --------    --------   --------   --------    --------

Net asset value, beginning of period         $1.00       $1.00      $1.00      $1.00      $1.00
Income from investment operations
Net investment income                         0.05        0.05       0.05       0.05       0.03

Less distributions
Dividends to shareholders from net
investment income                            (0.05)      (0.05)     (0.05)     (0.05)     (0.03)

Net asset value, end of period               $1.00       $1.00      $1.00      $1.00      $1.00

Total return                                  5.31%       5.11%      5.24%      5.18%      3.02%

Ratios to Average Net Assets

Expenses                                      0.38%       0.42%      0.43%      0.44%      0.44%
Net investment income                         5.19%       5.00%      5.10%      5.07%      2.99%
Expense waiver/reimbursement (a)              0.24%       0.17%      0.12%      0.11%      0.14%

Supplemental data
Net assets, end of period (000)           $876,089    $539,087   $489,228   $321,640   $336,229


                                                              Year Ended July 31,
                                              1993        1992       1991       1990        1989*
                                            --------    --------   --------   --------    --------

Net asset value, beginning of period         $1.00       $1.00      $1.00      $1.00      $1.00

Income from investment operations
Net investment income                         0.03        0.04       0.07       0.08       0.06

Less distributions
Dividends to shareholders from net
investment income                            (0.03)      (0.04)     (0.07)     (0.08)     (0.06)

Net asset value, end of period               $1.00       $1.00      $1.00      $1.00      $1.00

Total return                                  2.82%       4.32%      6.74%      8.15%      5.65%

Ratios to Average Net Assets


                                        2

Expenses                                      0.44%       0.45%      0.49%      0.54%      0.56%
Net investment income                         2.79%       4.18%      6.33%      7.84%      8.71%
Expense waiver/reimbursement (a)              0.15%       0.15%      0.15%      0.15%      0.15%

Supplemental data

Net assets, end of period (000)           $290,408    $339,924   $242,247   $138,368   $141,743

* Reflects operations for the period from December 1, 1989 (date of initial public investment) to July 31, 1989.

(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


GENERAL INFORMATION

         The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 15, 1988. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. This Prospectus relates only to Institutional Shares of the Fund. The Fund is intended to provide a convenient means of accumulating interests in professionally managed portfolios.

         For information on how to purchase Institutional Shares of the Fund, please refer to "Investing in the Funds." Institutional Shares are only offered to: clients of Fifth Third Bank who make purchases through the Trust Department; qualified employee benefit plans under the Internal Revenue Code, subject to minimum requirements which may be established by the distributor with respect to the number of employees or amount of purchase; and broker-dealers, investment advisors, financial planners and other financial institutions who place trades for their own accounts or the accounts of their clients for a management, consulting or other fee.

         A minimum initial investment of $1,000 is required for the Fund. Subsequent investments must be in amounts of at least $50. The Fund attempts to stabilize the value of its shares at $1.00. Shares are currently sold and redeemed at that price. Information on redeeming shares may be found under "Redeeming Shares." The Fund is advised by Fifth Third Bank ("Fifth Third Bank" or the "Advisor").

YEAR 2000 RISK

         Investors should be aware that, like other mutual funds and financial and business organizations around the world, the Fund could be adversely impacted if the computer systems used by Fifth Third Bank, BISYS Fund Services L.P. ("BISYS") or other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as "Year 2000 Risk." Fifth Third Bank and BISYS are taking steps that they believe are reasonably designed to address Year 2000 Risk with respect to their computer systems and to obtain satisfactory assurances that comparable steps are being taken by each of the Trust's other service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund.

OBJECTIVES OF THE FUNDS

         The investment objective and policies of the Fund appear below. The investment objective of the Fund cannot be changed without the approval of holders of a majority of that Fund's shares. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

         Unless indicated otherwise, the investment policies and limitations of the Fund may be changed by the Board of Trustees without the approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

         Additional information about investment limitations, strategies that the Fund may employ, and certain investment policies mentioned below, appears in the "Portfolio Investments and Strategies" section of this Prospectus and in the Combined Statement of Additional Information.

U.S. TREASURY OBLIGATIONS FUND

         The investment objective of the U.S. Treasury Obligations Fund is stability of principal and current income consistent with stability of principal. The Fund pursues its investment objective by investing in a portfolio consisting exclusively of short-term U.S. Treasury obligations. The average maturity of the Fund's portfolio, computed on a dollar weighted basis, will be 120 days or less. As a matter of operating policy, the Fund will limit the average maturity of its portfolio to 90 days or less, in order to meet current regulatory requirements.

         ACCEPTABLE INVESTMENTS. The short-term U.S. Treasury obligations in which the Fund invests are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States. All U.S. Treasury obligations in which the Fund invests mature in one year or less from the date of acquisition unless they are purchased under a repurchase agreement that provides for repurchase by the seller within one year from the date of acquisition. The Fund may also retain Fund assets in cash.

         REPURCHASE AGREEMENTS. The Fund may invest in U.S. Treasury obligations pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers and other recognized financial institutions sell U.S. Treasury obligations to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition.

         INVESTMENT LIMITATIONS. As a matter of investment practice, which can be changed without shareholder approval, repurchase agreements providing for settlement in more than seven days after notice, along with illiquid obligations, will be limited to not more than 10% of the Fund's net assets.

PORTFOLIO INVESTMENTS AND STRATEGIES

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund also may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date. The Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

FIFTH THIRD FUNDS INFORMATION

MANAGEMENT OF THE TRUST

         BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved for the shareholders.

         INVESTMENT ADVISOR. Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Fifth Third Bank, subject to direction by the Trustees. Fifth Third Bank continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from these Fund.

         ADVISORY FEES. Fifth Third Bank receives an investment advisory fee at annual rates equal to 0.40% of the Fund's average daily net assets. Fifth Third Bank may voluntarily choose to waive a portion of its fees or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time in its sole discretion.

         ADVISOR'S BACKGROUND. Fifth Third Bank, an Ohio state chartered bank, is a wholly-owned subsidiary of Fifth Third Bancorp, a bank holding company organized under the laws of Ohio. Fifth Third Bank is a commercial bank offering a wide range of banking services to its customers. As of September 30, 1998, Fifth Third Bank and its affiliates managed assets in excess of $15 billion on a discretionary basis and provided custody services for additional assets in excess of $119 billion. Fifth Third Bank has managed mutual funds since 1988.

         Fifth Third Bank has managed pools of commingled funds since 1953. As of September 30, 1998 Fifth Third Investment Advisors, a division of Fifth Third Bank mutual funds since 1998, managed six such pools with total assets of over $355 million.

         As part of its regular banking operations, Fifth Third Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Fifth Third Bank. The lending relationship will not be a factor in the selection of securities.

DISTRIBUTION OF SHARES

         BISYS serves as the distributor for the Trust. BISYS is wholly-owned by BISYS Group, Inc., 150 Clove Road, Little Falls, NJ 07424, a publicly owned company engaged in information processing and record keeping services to and through banking and other financial organizations.

PAYMENTS TO FINANCIAL INSTITUTIONS

         BISYS, Fifth Third Bank or their affiliates may offer to pay a fee from their own assets to financial institutions supplemental fees for the performance of sales services, distribution-related support services, or shareholder and administrative services. The support may include initiating customer accounts, providing sales literature, or participating in sales, educational and training seminars (including those held at recreational facilities). Such assistance will be predicated upon the amount of shares the financial institution sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by BISYS may be reimbursed by Fifth Third Bank or its affiliates.

         The Glass-Steagall Act limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the administrative services.

         State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.

ADMINISTRATION OF THE TRUST

         ADMINISTRATIVE SERVICES. BISYS serves as the administrator of the Trust. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Fund with certain administrative personnel and services necessary to operate the Fund, such as legal and accounting services.

         BISYS provides these at an annual rate as specified below:

                  Maximum                               Average Aggregate Daily
             Administrative Fee                         Net Assets of the Trust
             ------------------                         -----------------------
                  0.20%                                 of the first $1 billion
                  0.18%                                 of the next $1 billion
                  0.17%                                 in excess of $2 billion

         The administrator may periodically waive all or a portion of its administrative fee which will cause the yield of the Fund to be higher than it would otherwise be in the absence of such a waiver.

         Pursuant to a separate agreement with BISYS, Fifth Third Bank performs sub-administrative services on behalf of the Fund including providing certain administrative personnel and services necessary to operate the Fund for which it receives a fee from BISYS computed daily and paid periodically calculated at an annual rate of 0.025% of average aggregate daily net assets of the Trust.

         CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Fifth Third Bank, Cincinnati, Ohio, is custodian for the securities and cash of the Fund, transfer agent for the shares of the Fund, and dividend disbursing agent for the Fund.

         INDEPENDENT AUDITORS. The independent auditors for the Trust are Ernst & Young LLP, Cincinnati, Ohio.

NET ASSET VALUE

         The Fund attempts to stabilize the net asset value of its shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share for each Institutional Share of the Fund is determined by adding the interest of the Institutional Shares in the assets of the Fund, subtracting the specific liabilities attributable to Institutional Shares and the interest of Institutional Shares in the general liabilities of the Fund, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

         The net asset value is determined as of the close of trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time), Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

INVESTING IN THE FUND

SHARE PURCHASES

         Institutional Shares are sold on days on which the New York Stock Exchange and the Federal Reserve Bank of Cleveland are open for business. In connection with the sale of Institutional Shares, the distributor may, from time to time, offer certain items of nominal value to any shareholder or investor. The Trust reserves the right to reject any purchase request. Purchases of Institutional Shares may not be available to investors in all states.

         Institutional Shares of the Fund may be purchased either through: the Trust Department of Fifth Third Bank; qualified employee retirement plans under the Internal Revenue Code, subject to minimum requirements which may be established by the distributor with respect to the number of employees or amount of purchase; or broker-dealers, investment advisors, financial planners or other financial institutions who place trades for their own account or the accounts of their clients for a management, consulting or other fee.

         Purchase orders must be received by the Trust by 11:00 a.m. (Eastern time) in order for Institutional Shares to be purchased at that day's price. Orders placed through financial institutions must be transmitted to the Trust before 11:00 a.m. (Eastern time) in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly; however, investors should allow sufficient time for orderly processing and transmission.

         Payment may be made to the Trust's custodian either by check or by federal funds. Purchases by check are considered received after payment by check is converted into federal funds and received by the custodian. This is normally the next business day after the Trust receives the check. Proceeds from redeemed shares purchased by check will not be sent until the check has cleared. When payment is made with federal funds, the order is considered received when federal funds are received by the custodian. Federal funds should be wired to the Trust as follows: ABA No. 042 000 314 Fifth Third Cincinnati; Attention:
Fifth Third Funds Department; For Credit to: (shareholder's name and account number); For Further Credit to: Fifth Third (name of applicable Fund) Fund-Institutional Shares. Investors should consult their financial institutions for wiring instructions.

ADDITIONAL INFORMATION

         From time to time, shares of the Fund may be purchased by Fifth Third Bank or BISYS in connection with various promotions of the Fifth Third Funds. In these cases, Fifth Third Bank or BISYS will distribute Fund shares to existing or potential investors as an incentive to purchase such Fund.

MINIMUM INVESTMENT REQUIRED

         The minimum initial investment in Institutional Shares of the Fund is $1,000. Subsequent investments must be in amounts of at least $50. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fifth Third Funds.

         The minimum investment requirements do not apply with respect to accounts that have been established to invest cash accumulations in the Fund automatically. Investors participating in such arrangements may be charged separate fees by the financial institution that provides this service, and should read this Prospectus along with their financial institution's agreement or other literature relating to this service.

WHAT SHARES COST

         Institutional Shares are sold at their net asset value next determined after an order is received. No sales charge is imposed on Institutional Shares.

CERTIFICATES AND CONFIRMATIONS

         The transfer agent for the Trust maintains a share account for each shareholder of record. Share certificates are not issued. Detailed statements that include account balances, information on each purchase or redemption, and a report of dividends paid during the month are sent to each shareholder monthly and will serve as confirmations of all transactions in the shareholder's account for the statement period.

DIVIDENDS

         Dividends are declared daily and paid monthly. Dividends will be reinvested on payment dates in additional Institutional Shares unless cash payments are requested by writing to the Trust. Purchase orders received by the Trust before 11:00 a.m. (Eastern time) earn dividends that day.

CAPITAL GAINS

         If the Fund experiences capital gains, it could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund offered realizes net long-term capital gains, it will distribute them at least once every 12 months.

EXCHANGES

         Shareholders may exchange Institutional Shares of the Fund for Institutional Shares of any of the other funds in the Trust, including those not offered by this Prospectus, by contacting the financial institution responsible for the account. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

         Orders to exchange Institutional Shares of the Fund for Institutional Shares of any of the other funds of the Trust will be executed by redeeming the shares owned at net asset value and purchasing Institutional Shares of the other funds at the net asset value next determined after the exchange request is received. Orders for exchanges involving the Fund must be received by the Trust prior to 11:00 a.m. (Eastern time) on any day that the Trust is open for business. Orders for exchanges involving the non-money market funds of the Trust must be received by 2:30 p.m. (Eastern time). Orders which are received prior to the applicable cut-off time will be executed as of the close of business that day. Orders received after the applicable cut-off time will be executed at the close of the next business day.

         An excessive number of exchanges may be disadvantageous to the Trust. Therefore the Trust, in addition to its right to reject any exchange, reserves the right to modify or terminate the exchange privilege at any time. Shareholders will be notified prior to any modification or termination.

         An exchange order must comply with the requirements for a redemption and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial investment requirement of the fund being acquired. An exchange constitutes a sale for federal income tax purposes.

         The exchange privilege is only available in states where shares of the fund being acquired may legally be sold. Before the exchange, a shareholder must receive a prospectus of the fund for which the exchange is being made.

REDEEMING SHARES

         The Fund redeems Institutional Shares at the net asset value next determined after the Trust receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Requests for redemption must be received in proper form as described below and must be made through a shareholder's financial representative. Orders must be received by the financial institution and transmitted to the Trust before 11:00 a.m. (Eastern time) in order for shares to be redeemed at that day's price. It is the financial institution's responsibility to transmit such orders promptly; however, investors should allow sufficient time for orderly processing and transmission. Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

         - a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");
         - a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;
         - a savings and loan association or a savings bank whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or
         - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

         The Trust does not accept signatures guaranteed by a notary public.

         The Trust and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT

         Normally, a check for the proceeds is mailed to the shareholder within three business days, but in no event more than seven days, after receipt of a proper written redemption request, provided the Trust has received payment for shares from the shareholder.

ACCOUNTS WITH LOW BALANCES

         Due to the high cost of maintaining accounts with low balances, the Trust may redeem shares in any account and pay the proceeds to the shareholder if, due to shareholder redemptions, the account balance falls below the required minimum value of $1,000.

         Before redeeming shares to close an account, the Trust will notify the shareholder in writing and allow the shareholder 30 days to purchase additional shares to meet the minimum requirement.
Shareholder Information

VOTING RIGHTS

         Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each fund in the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the operation of the Trust or the Fund and for the election of Trustees under certain circumstances. As of October 31, 1998, Fifth Third Bank may for certain purposes be deemed to control several of the funds of the Trust because it is owner of record of more than 5% of the outstanding shares of such funds.

         Trustees may be removed by a two-thirds vote of the number of Trustees prior to such removal or by a two-thirds vote of the shareholders at a special meeting. The Trustees shall call a special meeting of shareholders upon the written request of shareholders owning at least 10% of the Trust's outstanding shares of all series entitled to vote.

MASSACHUSETTS LAW

         Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders of the Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require inclusion of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign on behalf of the Fund. In the unlikely event a shareholder is held personally liable for the Trust's obligations on behalf of a Fund, the Trust is required by the Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and to pay judgments against them from the assets of the Fund.

EFFECT OF BANKING LAWS


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

         The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent, custodian, fund accountant or dividend disbursing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers. The investment advisor of the Fund, Fifth Third Bank, is subject to such banking laws and regulations.

         Fifth Third Bank believes that it may perform the investment advisory services contemplated by its advisory agreement with the Trust without violating the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent Fifth Third Bank from continuing to perform all or a part of the above services for its customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any automatic or other share investment or redemption services then being provided by Fifth Third Bank, and the Trustees would consider alternative investment advisors and other means of continuing available investment services. It is not expected that shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities to Fifth Third Bank is found) as a result of any of these occurrences.

TAX INFORMATION

FEDERAL INCOME TAX

         The Fund does not expect to pay any federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

         The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other funds, if any, will not be combined for tax purposes with those realized by any other fund of the Trust.

         Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

PERFORMANCE INFORMATION

         From time to time, the Fund advertises its yield and effective yield for Institutional Shares. The yield of the Institutional Shares of the Fund represents the annualized rate of income earned on an investment in the Fund over a seven-day period. It is the annualized dividends earned during the period on the investment, shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but, when annualized, the income earned by an investment in the Institutional Shares of the Fund is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax-equivalent yield is calculated similarly to the yield, but is adjusted to reflect the taxable yield that would have to be earned to equal the actual yield of the Institutional Shares of the Fund, assuming a specific tax rate.

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

         Advertisements and other sales literature may also refer to total return. Total return represents the change, over a specified period of time, in the value of an investment in the Institutional Shares of the Fund after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

         From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of the Fund to certain indices.

ADDRESSES

Fifth Third U.S. Treasury Obligations Fund         Fifth Third Funds
                                                   c/o Fifth Third Bank
                                                   38 Fountain Square Plaza
                                                   Cincinnati, Ohio 45263

Investment Advisor                                 Fifth Third Bank
                                                   38 Fountain Square Plaza
                                                   Cincinnati, Ohio 45263

Custodian, Transfer Agent, Dividend Disbursing
     Agent, and Sub-Administrator                  Fifth Third Bank
                                                   38 Fountain Square Plaza
                                                   Cincinnati, Ohio 45263

Distributor and Administrator                      BISYS Fund Services, L.P.
                                                   3435 Stelzer Road
                                                   Columbus, Ohio 43219

Independent Auditors                               Ernst & Young LLP
                                                   1300 Chiquita Center
                                                   250 East Fifth Street
                                                   Cincinnati, Ohio 45202


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